                                                                   Exhibit 4 (i)
                                                                   -------------


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         NUMBER            [LOGO OF BRASS EAGLE(R)            SHARES
       C                        APPEARS HERE]


INCORPORATED UNDER THE LAWS                SEE REVERSE FOR CERTAIN DEFINITIONS
 OF THE STATE OF DELAWARE                          CUSIP 10553F 10 6

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  THIS CERTIFIES THAT




  IS THE OWNER OF
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            FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK
                         PAR VALUE $.01 PER SHARE, OF

-------------------------------BRASS EAGLE INC.---------------------------------

transferable on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation of the Corporation, as amended from time to time, to all of which each holder of this Certificate, by acceptance hereof, assents.
     This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

    /s/ Lynn Scott                      COUNTERSIGNED AND REGISTERED:
        PRESIDENT                                 SUNTRUST BANK, ATLANTA
                                                                TRANSFER AGENT
                                                                 AND REGISTRAR
                          [SEAL OF BRASS EAGLE, INC.
                          1997 DELAWARE APPEARS HERE]
    /s/ John D. Flynn
        SECRETARY                       BY

                                                        AUTHORIZED SIGNATURE
================================================================================

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



TEN COM - as tenants in common            UNIF GIFT MIN ACT- ___ Custodian ___
TEN ENT - as tenants by the entireties                     (Cust)        (Minor)
JT TEN  - as joint tenants with right of     under Uniform Gifts to Minors
          survivorship and not as tenants    Act _______________________________
          in common                                        (State)


    Additional abbreviations may also be used though not in the above list.


    For Value Received, __________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                      Shares
--------------------------------------------------------------------
of the Common Stock evidenced by this Certificate, and do hereby irrevocably constitute and appoint


                                                                     Attorney
--------------------------------------------------------------------
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated
      -----------------------------


                                   X
                                    ----------------------------------

                                   X
                                    ----------------------------------
                                    THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                           NOTICE: CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed





By
    --------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.